                                                                EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                   /s/ JOSEPH F. AZRACK
                                   ____________________________

                                   Joseph F. Azrack



Dated: February 28, 1994

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ PHILIP M. BARSHOP
                                   ____________________________
                                   Philip M. Barshop



Dated: February 24, 1994

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ WILLIAM H. CUNNINGHAM
                                   ____________________________
                                   William H. Cunningham




Dated: March 3, 1994

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ BARRY K. FINGERHUT
                                   ____________________________
                                   Barry K. Fingerhut



Dated: February 24, 1994

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ GEORGE KOZMETSKY
                                   ____________________________
                                   George Kozmetsky



Dated: February 24, 1994

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ DONALD J. MCNAMARA
                                   ____________________________
                                   Donald J. McNamara



Dated: February 24, 1994

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ PETER STERLING
                                   ____________________________
                                   Peter Sterling



Dated: March 4, 1994

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JOHN F. SCHMUTZ, IRENE C. PRIMERA, and WILLIAM C. HAMMETT, JR., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1993 of La Quinta Inns, Inc. and any or all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes that they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ THOMAS M. TAYLOR
                                   ____________________________
                                   Thomas M. Taylor



Dated: March 8, 1994